UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004
                                                        (October 26, 2004)

                         Productivity Technologies Corp.

             (Exact name of registrant as specified in its charter)

                          ____________________________

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
                 Delaware                              0-24242                          13-3764753
       (State or other jurisdiction           (Commission file number)               (I.R.S. Employer
            of incorporation)                                                      Identification No.)
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                   3100 Copper Avenue, Fenton, Michigan 48430
               (Address of principal executive offices) (Zip Code)

                                 (810) 714-0200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-2 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 4.01 Changes in Registrant's Certifying Accountant.

Independent Auditors' Resignation

     On August 1, 2004, the partners of the Company's independent auditors, Follmer Rudzewicz PLC, announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services and, accordingly, has resigned as the independent auditors of the Company. On October 26, 2004, the Company was informed by Follmer Rudzewicz PLC of this newly-formed limited liability partnership.

     None of the reports of Follmer Rudzewicz PLC on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years of the Company and any subsequent interim periods, there were no disagreements between the Company and Follmer Rudzewicz PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Follmer Rudzewicz PLC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company has provided Follmer Rudzewicz PLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this current report on Form 8-K. The Company requested that Follmer Rudzewicz PLC deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of Follmer Rudzewicz PLC is filed as an exhibit o this current report on Form 8-K.



Item 9.01.  Financial Statements and Exhibits.

     (c)   Exhibits.

     16.1 Letter, dated October 26, 2004, from Follmer Rudzewicz PLC
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  November 1, 2004            Productivity Technologies Corp.
                                            (Registrant)

                                By:  /s/ Jesse A. Levine
                                   ----------------------------------
                                     Jesse A. Levine
                                     Vice President and Chief Financial Officer